Exhibit 10(c)
Contract No. 113418

NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)
TRANSPORTATION RATE SCHEDULE FTS
AMENDMENT NO. 2 DATED September 9, 1999
TO AGREEMENT DATED January 15, 1998 (Agreement)

1. [ ] Exhibit A dated September 9, 1999. Changes Primary Receipt Point(s)/Secondary Receipt Point(s) and Point MDQ's. This Exhibit A replaces any previously dated Exhibit A.
2. [ ] Exhibit B dated September 9, 1999. Changes Primary Delivery Point(s)/Secondary Delivery Point(s) and Point MDQ's. This Exhibit B replaces any previously dated Exhibit B.

3. [ ] Exhibits A and B dated September 9, 1999. Changes Primary Receipt and Delivery Points/Secondary Receipt and Delivery Points. These Exhibits A and B replace any previously dated Exhibits A and B.

4. [ ] Exhibit C dated September 9, 1999. Changes the Agreement's Path. This Exhibit C replaces any previously dated Exhibit C.

5. [ ] Revise Agreement MDG: [ ] Increase [ ] Decrease
In Section 2. of Agreement substitute MMBTU for MMBTU.

[ ] Revise Agreement MAC: [ ] Increase [ ] Decrease
In Section 2. of Agreement substitute MMBTu for MMBTu.

6. [ ] Revise Service Options Service option selected (check any or all): [ ] LN [ ] SW [ ] NB
7. [ X] The term of this Agreement is extended through April 30, 2005
8. [ ] Other: _____________________________________________

This Amendment No. 2 becomes effective January 1, 2000.

Except as hereinabove amended, the Agreement shall remain in full force and effect as written.

Agreed to by:

AGREED TO BY:

NATURAL GAS PIPELINE COMPANY OF AMERICA	THE PEOPLES GAS LIGHT AND COKE COMPANY
"Natural"	"Shipper"

By: /s/ Deborah A. MacDonald	By: /s/ R. C. de Lara
Name: Deborah A. MacDonald	Name: Raulando C. de Lara
Title: President	Title: Director, Gas Supply